Prepaid Expenses and Other Current Assets, Net (Details) - Schedule of Prepayments and Other Current Assets, Net - USD ($)		Dec. 31, 2022	Dec. 31, 2021
Schedule of Prepayments and Other Current Assets, Net [Abstract]
Prepaid expenses		$ 54,888	$ 206,275
Prepaid tax		106,557	115,216
Loan to third parties	[1]	1,521,052	1,768,810
Short-term deposits		204,153	126,765
Paid on behalf of customers or suppliers		6,700	117,332
Receivable from third parties		906,291	271,874
Employee advances		273,877	906,987
Others		48,827	322,169
Subtotal		3,122,345	3,835,428
Less: allowance for doubtful accounts		(1,244,991)	(335,483)
Total prepayments and other current assets, net		$ 1,877,354	$ 3,499,945

[1]	Included in the loan to third parties as of December 31, 2021, loan amount of $768,856 is charged at 15% annual interest rate, and the remaining loans are interest free loans. All loans are due within 1 year. For all loans as of December 31, 2022, they are interest free and due within 1 year.